Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® CRWD Option Income Strategy ETF (CROW)

(the “Fund”)

listed on NYSE Arca, Inc.

September 8, 2025

Supplement to the Statutory Prospectus,

and Statement of Additional Information (“SAI”),

each dated August 29, 2025

Effective immediately, the Fund’s ticker symbol is changed in accordance with the following chart. Accordingly, all references to the Fund’s ticker symbol in the Prospectus and SAI are hereby amended and restated to reflect the Fund’s new ticker symbol.

Fund Name	Old Ticker Symbol	New Ticker Symbol
YieldMax® CRWD Option Income Strategy ETF	CRWY	CROW

Please retain this Supplement for future reference.